                       ASSIGNMENT OF PARTNERSHIP INTEREST

         DECRANE AIRCRAFT HOLDINGS, INC., a Delaware corporation ("Assignor"), does hereby transfer and assign unto DAH-IP INFINITY, INC., a Delaware corporation ("Assignee"), a Ninety-Nine percent (99%) limited partnership interest in DAH-IP ACQUISITION CO., L.P., a Texas limited partnership (the "Partnership"), which represents all of Assignor's interest in said Partnership.

         Executed this 10th day of December, 1999.

                                                 DECRANE AIRCRAFT HOLDINGS, INC.



                                                 By:
                                                    ------------------------
                                                 Name:
                                                      ----------------------
                                                 Title:
                                                       ---------------------

                                REQUIRED CONSENT

         We, the undersigned being all of the Partners of DAH-IP ACQUISITION CO., L.P., do hereby consent to the above Assignment of Partnership Interest.

         Executed this 10th day of December, 1999.

GENERAL PARTNER                                      LIMITED PARTNER

DAH-IP HOLDINGS, INC.                                DECRANE AIRCRAFT
                                                     HOLDINGS, INC.


By:                                                  By
   ------------------------                            -------------------------
Name                                                 Name
    -----------------------                              -----------------------
Title                                                Title
    - ---------------------                               ----------------------

                       ACCEPTANCE OF PARTNERSHIP AGREEMENT

         DAH-IP INFINITY, INC., a Delaware corporation, as assignee of the Partnership Interest referenced above, does hereby accept all of the terms and conditions of the DAH-IP

ACQUISITION CO., L.P., Limited Partnership Agreement, dated November 19, 1999.

         Executed this 10th day of December, 1999.

                                                     DAH-IP INFINITY, INC.


                                                     By:
                                                        ------------------------
                                                     Name:
                                                          ----------------------
                                                     Title
                                                          ----------------------


                                     -2-